Employee Retirement and Profit Sharing Plans	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Employee Retirement and Profit Sharing Plans

11. Employee Retirement and Profit Sharing Plans

Dean Foods sponsors various employee benefit plans, which consist of Dean Foods’ consolidated defined contribution plans, including various employee savings and profit sharing plans in which certain of our employees have historically participated. Substantially all full-time union and non-union employees who have completed one or more years of service and have met other requirements pursuant to the plans are eligible to participate in one or more of these plans. Expenses related to our employees’ participation in Dean Foods’ plans were determined by specifically identifying the costs for the Company’s participants. Additionally, we contribute to various multiemployer pension plans on behalf of our employees.

Effective upon and subject to any transaction, including a spin-off, or other event or occurrence pursuant to which we cease to be a majority-owned subsidiary of Dean Foods (a “Separation Transaction”), the employee matters agreement between us and Dean Foods provides that our workforce will commence participation in employee benefit plans established and sponsored by us, which will generally provide substantially comparable benefits to those benefits provided to these employees before such Separation Transaction.

We have separate, stand-alone defined benefit pension plans as a result of the acquisition of Alpro on July 2, 2009. The benefits under our Alpro defined benefit plans are based on years of service and employee compensation.

	Three months ended March 31,
	2013	2012
	(In thousands)
Components of net periodic benefit cost:
Service cost	$440	$359
Interest cost	135	131
Expected return on plan assets	(88)	(49)
Amortization:
Prior service (credit)/cost	4	4
Unrecognized net (gain)/loss	18	1

Net periodic benefit cost	$509	$446

13. Employee Retirement and Profit Sharing Plans

Dean Foods sponsors various employee benefit plans, which consist of Dean Foods’ consolidated defined contribution plans, including various employee savings and profit sharing plans in which certain of our employees have historically participated. Substantially all full-time union and non-union employees who have completed one or more years of service and have met other requirements pursuant to the plans are eligible to participate in one or more of these plans. Expenses related to our employees’ participation in Dean Foods’ plans were determined by specifically identifying the costs for the Company’s participants.

Effective upon and subject to any Separation Transaction, the employee matters agreement between us and Dean Foods provides that our workforce will commence participation in employee benefit plans established and sponsored by us, which will generally provide substantially comparable benefits to those benefits provided to these employees before such Separation Transaction.

During 2012, 2011, and 2010, our retirement and profit sharing plan expenses were as follows:

	Year ended December 31,
	2012	2011	2010
	(In thousands)
Defined benefit plans	$1,804	$1,781	$1,256
Defined contribution plans	2,210	2,386	2,277
Multiemployer pension and certain union plans	1,658	1,591	1,511

Total	$5,672	$5,758	$5,044

Dean Foods Defined Contribution Plans

Certain of our non-union personnel may elect to participate in savings and profit sharing plans sponsored by Dean Foods. These plans generally provide for salary reduction contributions to the plans on behalf of the participants of between 1% and 20% of a participant’s annual compensation and provide for employer matching and profit sharing contributions as determined by Dean Foods’ board of directors. In addition, certain union hourly employees are participants in Dean Foods’ company-sponsored defined contribution plans, which provide for employer contributions in various amounts ranging from $24 to $91 per pay period per participant.

Alpro Defined Benefit Plans

We have separate, stand-alone defined benefit pension plans as a result of the acquisition of Alpro on July 2, 2009. The benefits under our Alpro defined benefit plans are based on years of service and employee compensation. Our funding policy is to contribute annually the minimum amount required under ERISA regulations plus additional amounts as management deems appropriate.

Included in accumulated other comprehensive income at December 31, 2012 and 2011 are the following amounts that have not yet been recognized in net periodic pension cost: unrecognized prior service costs of $0.3 million ($0.2 million net of tax) and $0.3 million ($0.2 million net of tax) and unrecognized actuarial losses of $2.4 million ($1.6 million net of tax) and $0.9 million ($0.6 million net of tax), respectively. The prior service costs and actuarial losses included in accumulated other comprehensive income and expected to be recognized in net periodic pension cost during the year ended December 31, 2013 are $16,500 ($11,000 net of tax) and $72,500 ($48,000 net of tax), respectively.

The reconciliation of the beginning and ending balances of the projected benefit obligation and the fair value of plan assets for the years ended December 31, 2012 and 2011, and the funded status of the plans at December 31, 2012 and 2011, is as follows:

	Year ended December 31,
	2012	2011
	(In thousands)
Change in Benefit Obligation:
Benefit obligation at beginning of the year	$11,865	$9,897
Service cost	1,409	1,311
Interest cost	513	523
Plan participants’ contributions	55	52
Actuarial loss	1,756	526
Benefits paid	(3)	(63)
Expenses paid	(33)	(39)
Net transfer in	—	59
Exchange rate changes	320	(401)

Benefit obligation, end of year	15,882	11,865
Change in Plan Assets:
Fair value of plan assets at beginning of year	7,710	6,169
Actual return on plan assets	485	369
Employer contributions to plan	1,410	1,439
Plan participants’ contributions	55	52
Benefits paid	(3)	(63)
Expenses paid	(33)	(39)
Acquisitions/divestitures	—	59
Exchange rate changes	195	(276)

Fair value of plan assets, end of year	9,819	7,710

Funded status at end of year	$(6,063)	$(4,155)

The underfunded status of the plans of $6.1 million at December 31, 2012 is recognized in our consolidated balance sheet as a non-current accrued pension liability. We do not expect any plan assets to be returned to us during the year ended December 31, 2013. We expect to contribute $1.7 million to the pension plans in 2013.

A summary of our key actuarial assumptions used to determine benefit obligations as of December 31, 2012 and 2011 is as follows:

	Year ended December 31,
	2012	2011
Weighted average discount rate	3.50%	4.50%
Rate of compensation increase	3.88%	3.87%

A summary of our key actuarial assumptions used to determine net periodic benefit cost for 2012, 2011, and 2010 is as follows:

	Year ended December 31,
	2012	2011	2010
Weighted average discount rate	4.50%	4.75%	5.46%
Expected return on assets	3.85%	3.86%	3.88%
Rate of compensation increase	3.87%	3.88%	3.89%

	Year ended December 31,
	2012	2011	2010
	(In thousands)
Components of net periodic benefit cost:
Service cost	$1,409	$1,311	$973
Interest cost	513	523	439
Expected return on plan assets	(191)	(139)	(206)
Amortization:
Prior service cost	16	18	—
Unrecognized net loss	3	7	—

Net periodic benefit cost	$1,750	$1,720	$1,206

The overall expected long-term rate of return on plan assets is a weighted-average expectation based on the targeted and expected portfolio composition. We consider historical performance and current benchmarks to arrive at expected long-term rates of return in each asset category.

Pension plans with an accumulated benefit obligation in excess of plan assets are as follows:

	Year ended December 31,
	2012	2011	2010
	(In thousands)
Projected benefit obligation	$3,237	$2,147	$2,001
Accumulated benefit obligation	2,822	1,794	1,657
Fair value of plan assets	1,463	746	680

The accumulated benefit obligation for all defined benefit plans was $11.1 million and $7.8 million at December 31, 2012 and 2011, respectively.

Almost 13% of our defined benefit plan obligations are frozen as to future participation or increases in projected benefit obligation, as this pension plan was related to the acquisition of Alpro. As an alternative to defined benefit plans, our employees participate in defined contribution plans for eligible employees offered by Dean Foods.

The weighted average discount rate reflects the rate at which our defined benefit plan obligations could be effectively settled. The rate, which is updated annually with the assistance of an independent actuary, uses a model that reflects a bond yield curve. The weighted average discount rate was decreased from 4.5% at December 31, 2011 to 3.5% at December 31, 2012, which will increase the net periodic benefit cost in 2013.

At December 31, 2012, our qualified pension plan investments are comprised of insurance contracts, and the guaranteed premiums are invested in the general assets of the insurance company. The funding policy is to contribute assets at least equal in amount to regulatory minimum requirements. Funding is based on legal requirements, tax considerations, and investment opportunities.

Estimated pension plan benefit payments to our participants for the next ten years are as follows (in thousands):

2013	$855
2014	209
2015	5
2016	12
2017	93
Next five years	5,583

Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering assumptions, we follow a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value of our defined benefit plans’ consolidated assets as follows:

•	Level 1 — Quoted prices for identical instruments in active markets.

•

Level 2 — Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-derived valuations, in which all significant inputs are observable in active markets.

•	Level 3 — Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The fair values by category of inputs as of December 31, 2012 were as follows:

	Fair value as of December 31, 2012	Level 1	Level 2	Level 3
	(In thousands)
Other Investments:
Insurance Contracts	$9,819	$—	$—	$9,819

Total	$9,819	$—	$—	$9,819

The fair values by category of inputs as of December 31, 2011 were as follows:

	Fair value as of December 31, 2011	Level 1	Level 2	Level 3
	(In thousands)
Other Investments:
Insurance Contracts	$7,710	$—	$—	$7,710

Total	$7,710	$—	$—	$7,710

For both 2012 and 2011, approximately 90% of the insurance contracts were financed by employer premiums with the insurer managing the reserves as calculated using an actuarial model. The remaining 10% of the insurance contracts were financed by employer and employee contributions with the insurer managing the reserves collectively with other pension plans.

A reconciliation of the change in the fair value measurement of the defined benefit plans’ consolidated assets using significant unobservable inputs (Level 3) during the years ended December 31, 2012 and 2011 is as follows:

	Insurance reserves	Total
	(In thousands)
Balance at January 1, 2011	$6,169	$6,169
Actual return on plan assets:
Relating to instruments still held at reporting date	369	369
Purchases, sales and settlements (net)	1,172	1,172

Balance at December 31, 2011	$7,710	$7,710
Actual return on plan assets:
Relating to instruments still held at reporting date	485	485
Purchases, sales and settlements (net)	1,624	1,624

Balance at December 31, 2012	$9,819	$9,819

Multiemployer Pension Plans

We contribute to a multiemployer pension plan that covers approximately 200 of our union employees. This plan is administered by a board of trustees composed of labor representatives and the management of the participating companies. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

•	assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers;

•	if a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers; and

•

if we choose to stop participating in one or more of our multiemployer plans, we may be required to pay those plans an amount based on the underfunded status of the plan, referred to as a withdrawal liability.

At this time, we have not established any significant liabilities because withdrawal from this plan is not probable or reasonably possible.

Our participation in the multiemployer plan for the year ended December 31, 2012 is outlined in the table below. Unless otherwise noted, the most recent Pension Protection Act (“PPA”) Zone Status available in 2012 and 2011 is for the plan’s year-end at December 31, 2011 and December 31, 2010, respectively. The zone status is based on information that we obtained from the plan’s Form 5500, which is available in the public domain and is certified by the plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/RP Status Pending/Implemented” column indicates plans for which a funding improvement plan (“FIP”) or a rehabilitation plan (“RP”) is either pending or has been implemented. Federal law requires that plans classified in the yellow zone or red zone adopt a funding improvement plan or rehabilitation plan, respectively, in order to improve the financial health of the plan. The “Extended Amortization Provisions” column indicates plans which have elected to utilize the special 30-year amortization rules provided by the Pension Relief Act of 2010 to amortize its losses from 2008 as a result of turmoil in the financial markets. The last column in the table lists the expiration date of the collective-bargaining agreement to which the plan is subject.

Pension fund	Employer identification number	Pension plan number	PPA Zone status		FIP/RP status pending/ implemented	Extended amortization provisions	Expiration date of associated collective- bargaining agreement
			2012	2011
Western Conference of Teamsters Pension Plan(1)	91-6145047	001	Green	Green	N/A	No	March 1, 2015— January 28, 2017

(1)	We are party to one collective bargaining agreement in this multiemployer Western Conference of Teamsters Pension Plan which requires contributions. We are also party to two other collective bargaining agreements whose defined contribution plans are 401(k) plans that require matching contributions. These agreements cover a large number of employee participants and expire on various dates between 2012 and 2016.

Information regarding our contributions to our multiemployer pension plan is shown in the table below. There are no changes that materially affected the comparability of our contributions to the plan during the years ended December 31, 2012, 2011, and 2010.

	Employer identification number	Pension plan number	The WhiteWave Foods Company			Surcharge imposed
Pension fund			2012	2011	2010
Western Conference of Teamsters Pension Plan	91-6145047	001	$1,658	$1,591	$1,511	No

During the 2012, 2011, and 2010 plan years, our contributions did not exceed 5% of total plan contributions.